EXHIBIT 10.1
[*] Certain confidential information contained in this document, marked by asterisks, has been omitted and filed separately with the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT
to the
PROCESSING SERVICES AGREEMENT

THIS AMENDMENT to the PROCESSING SERVICES AGREEMENT (“Amendment”) is entered into as of this 10 day of September, 2018 (“Amendment Effective Date”) by and between Green Dot Corporation, a Delaware corporation with its principal offices at 3465 E. Foothill Blvd, Pasadena CA 91107 (“Customer” or “Green Dot”), UniRush, LLC (“UniRush”), and Mastercard International Incorporated, a Delaware corporation having its principal place of business at 2000 Purchase Street, New York 10577 (“Mastercard”).
WHEREAS, Customer and Mastercard entered into a Processing Services Agreement dated December 19, 2013 (the “Agreement”);
WHEREAS, UniRush and Mastercard entered into a Processing Services Agreement effective September 17, 2014 (the “UniRush Agreement”); and
WHEREAS, Subject to the terms and conditions of this Amendment, Customer, UniRush and Mastercard desire to modify the Agreement and the UniRush Agreement as set forth herein.
NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.
Effect of Amendment. This Amendment is made for the purpose of amending certain of the provisions of the Agreement and the UniRush Agreement. This Amendment takes the place of and supersedes those portions of any articles, sections or paragraphs of the Agreement that deal with the same subject matter as provided for in this Amendment.

2.	Definitions. Except as otherwise defined herein, any capitalized terms shall have the meaning prescribed to them under the Agreement.

3.
Schedule A, Section IV (Card Management Services), Subsection a. (Cardholder Residency) of the Agreement is hereby amended to delete subsections “1. Inactive/Inventory Cards” and “2. Active Cards” in their entirety and replace with the following new subsections:

1.	Inactive/Inventory Cards: [*].

2.	Active Cards: [*].

3.2.	Further, Schedule A, Section IV (Card Management Services), Subsection c (Card Activation) shall be amended to add at the end thereof the following sentence:

Each Card Activation shall be subject to a Card Activation fee, as set forth in Schedule B.

4.	Schedule B, Section V (Card Management Services) of the Agreement shall be amended to add the following line item:

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Amendment
to Processing Services Agreement
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Billing Event	Item	Price	Notes
[*]	Card Activation fee	[*]	[*]
[*]	Residency New Portfolios - Inactive Card fee	[*]	[*]

5.	Additionally, Schedule B, Section V (Card Management Services) of the Agreement shall be amended to add the following language:

Effective [*], the following terms shall apply solely to Cards part of the [*]service lines as identified by Green Dot.([*]):

[*].

6.
The Agreement shall be amended to incorporate UniRush general purpose reloadable card portfolios, products, and programs, including existing and successor UniRush general purpose reloadable card portfolios, products and programs (the “UniRush Portfolio”) serviced pursuant to the UniRush Agreement, subject to the following terms and conditions:

6.1.
The UniRush and Green Dot configuration settings, user interfaces, system interfaces and reporting will continue to be maintained and provided separately unless modified as described in Section 6.2 below. There are no changes to the features and functionality associated with the processing services for the UniRush Portfolio and the Green Dot portfolios as a result of this Amendment.

6.2.
Any conversion, reporting, system enhancement or other change required by Green Dot to move, alter and/or modify the UniRush Portfolio and/or the services provided thereto will be addressed via the existing project submission, estimation, and approval process.

6.3.	In the event of a conflict between the terms of the Agreement and UniRush Agreement, the Agreement shall govern.

6.4.
Effective August 1, 2018, the terms of the Agreement shall apply to the UniRush Portfolio. Effective August 1, 2018, the UniRush Agreement shall be terminated and the Agreement shall govern the rights and obligations of the parties with respect to the UniRush Portfolio.

7.	Section 3.7 ([*]) of the Agreement shall be amended to add the following sentence: [*].

8.
No Other Changes. Except as explicitly modified by this Amendment, the terms of the Agreement shall remain in full effect. In the event of a conflict between the Agreement and the terms of this Amendment, the terms of this Amendment shall apply.

IN WITNESS WHEREOF, the parties hereto, each acting with proper authority, have executed this Amendment to be effective as of the Amendment Effective Date.

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Customer	Mastercard

Green Dot Corporation	Mastercard International Incorporated

Signature: /s/ Steve Streit	Signature: /s/ Cheryl Long

Name: Steve Streit	Name: Cheryl Long

Title: CEO	Title: Vice President, Account Management

UniRush

UniRush, LLC By Green Dot Corporation, Its Sole Member

Signature: /s/ Steve Streit

Name: Steve Streit

Title: CEO

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Amendment
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